UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

May 4, 2017

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Heritage Financial Corporation (the “Company”) was held on May 3, 2017.

(b)
There were a total of 29,956,344 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 26,275,835 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one year terms:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	# of votes	# of votes	# of votes	# of votes
Brian S. Charneski	22,659,320	408,195	7,835	3,200,485
John A. Clees	22,690,657	365,983	18,710	3,200,485
Kimberly T. Ellwanger	22,793,898	256,519	24,933	3,200,485
Deborah J. Gavin	22,749,161	307,505	18,684	3,200,485
Jeffrey S. Lyon	22,770,113	281,457	23,780	3,200,485
Gragg E. Miller	22,701,945	366,138	7,267	3,200,485
Anthony B. Pickering	22,792,192	275,723	7,435	3,200,485
Brian L. Vance	22,837,204	218,615	19,531	3,200,485
Ann Watson	22,893,214	158,431	23,705	3,200,485
Based on the votes set forth above, the above named directors were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2018 and until their respective successors have been duly elected and qualified.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,368,978	580,505	125,867	3,200,485

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Advisory (Non-binding) approval of the frequency of shareholder votes on the compensation paid to the Company’s named executive officers. This proposal received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
19,264,087	384,764	3,338,167	88,332	3,200,485

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,127,871	1,098,703	49,321	-

Based on the votes set forth above, the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was duly ratified by the shareholders.

(c)	None.

(d)
In light of the voting results on Proposal 3 indicated above, the Company's Board of Directors decided that the Company will continue to hold an annual advisory vote on the compensation of named executive officers. The Company will continue to hold annual advisory votes until the Company's Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

Date: May 4, 2017

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